UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006
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                                [GRAPHIC OMITTED]
                                     OCWEN


                           Ocwen Financial Corporation
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             (Exact name of registrant as specified in its charter)


          Florida                     1-13219                 65-0039856
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(State or other jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


               1661 Worthington Road
                    Suite 100
             West Palm Beach, Florida                           33409
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     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

    Item 1.01 Entry into a Material Definitive Agreement

         On May 5, 2006, Ocwen Financial Corporation (the "Company") entered into a Stock Repurchase Agreement with Wishco, Inc. ("Wishco") whereby the Company agreed to purchase 1,000,000 shares of Common Stock, par value $.01 per share, of the Company owned by Wishco (the "Shares") at a price of $11.00 per share,. The aggregate purchase price for the Shares was $11,000,000, which was paid on May 9, 2006, in accordance with the terms of the Stock Repurchase Agreement.

         The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Repurchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

         Wishco is a holding company controlled by Barry N. Wish pursuant to his ownership of 93.0% of Wishco's common stock. Mr. Wish is the Chairman Emeritus and a director of the Company.


Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  (1)      None.

         (b)      Pro forma financial information.

                  (2)      None.

         (d)      Exhibits.

                  10.1 Stock Repurchase Agreement between Wishco, Inc. and Ocwen Financial Corporation, dated as of May 5, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OCWEN FINANCIAL CORPORATION



Date: May 11, 2006                     By: /s/ WILLIAM C. ERBEY
                                           -------------------------------------
                                           William C. Erbey
                                           Chief Executive Officer